THIRD AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

MGH Agreement #A215841.03

MGH Case # 01416, 22497

This THIRD AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (this "Amendment"), dated effective as of August 25, 2014, by and between **VICapsys Inc.**, a Florida corporation, having a principal place of business at 1234 Airport Road, Destin Florida 32541 ("Company") and **The General Hospital Corporation, d/b/a Massachusetts General Hospital**, a not-for-profit Massachusetts corporation, with a principal place of business at 55 Fruit Street, Boston, Massachusetts 02114 ("Hospital"), each referred to herein individually as a "Party" and collectively as the "Parties".

RECITALS:

WHEREAS, Company and Hospital entered into that certain Exclusive Patent License Agreement dated as of May 8, 2013, as amended by that certain First Amendment to Exclusive Patent License Agreement dated as of January 22, 2014, and Second Amendment to Exclusive Patent License Agreement dated as of May 6, 2014 (the "Agreement"); and

WHEREAS, Company and Hospital desire to amend the terms of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the Parties do hereby agree as follow:

1. Definitions. Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

2. Amendments to Agreement. The Agreement is hereby amended as follows:

(a) Section 3.1(a)(ii) is hereby amended to change the date of August 31, 2014 therein to October 31, 2014, and the resulting sentence shall read as follows:

> "Company shall raise Ten million and no/100 US dollars ($10,000,000) in financing on or before October 31, 2014."

(b) Section 1.10 is hereby deleted in its entirety and replaced by the following: "1.10. **Materials.** Materials shall mean those biological materials identified in **Appendix B2** attached hereto and incorporated herein, which biological materials shall be transferred to Company at Company expense to effect the terms of this Agreement."

(c) Section 1.11 is hereby amended to replace the words "arising from collaborative activities funded by Company" on the fifth and sixth lines thereof with the words "arising from research and/or strategic activities supported by Company".

(d) Section 1.18 is hereby amended by (i) replacing the words "engaged in collaborative activities funded by Company" on the third and fourth lines thereof with the words "engaged in research and/or strategic activities supported by Company"; and (ii) adding the words "and/or as of the effective date of any Amendment to the Agreement" after the words

"Effective Date" on the fifth line thereof; and (iii) deleting the words "as further described in Appendix B1" from the seventh line.

(e) The Parties agree that **Appendix A1** shall be amended from time to time to include additional Patent Rights created during the term of this Agreement and therefore **Appendix A1** is hereby amended to add the following Appendix A2 which shall be a part thereof:

Appendix A2

MGH case # 22497, Title: Eluting Matrix and Uses Thereof

Filing Type: PCT
Country: WO
Priority Date: 11/7/2013
Patent Filing Date: 11/7/2013 Serial Number: PCT/US13/68916

(f) **Appendix B2** is hereby amended to describe the "Materials" as follows:

Materials may include Hospital's proprietary materials whether or not covered under Patent Rights, including encapsulated biological materials such as islet cells and/or encapsulated devices.

3. Effect of Amendment. Except for the amendments set forth herein, the Agreement shall remain unchanged and in full force and effect. The Agreement and this Amendment shall be construed together as a single instrument. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Agreement nor affect nor impair any rights, powers or remedies thereunder. No breach or default under the Agreement is waived by this Amendment. The Agreement, as amended hereby, is hereby ratified and reaffirmed in all respects.

4. Miscellaneous. The Agreement, as amended hereby, contains the entire agreement of the parties hereto with respect to the matters addressed thereby, and may not be amended except in a writing making reference thereto and signed by both parties. This Amendment may be executed in any number of counterparts, any of which shall be deemed to be an original, and all of which taken together shall constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

VICapsys Inc.	The General Hospital Corporation
BY: [signature]	BY: ______________________
NAME: Steve Goslin	NAME: ______________________
TITLE: CEO	TITLE: ______________________
DATE: 8/26/14	DATE: ______________________